Subsequent Events (FY)	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
16. Subsequent Events
In July 2025, the Company entered into a definitive agreement to acquire Core Scientific, Inc., a leading data center infrastructure provider, in an all-stock transaction (the “Transaction”). The Transaction is expected to help the Company verticalize its data center footprint to support revenue growth and improve operational profitability. The Transaction is expected to close in the fourth quarter of 2025, subject to shareholder and regulatory approval.
In July 2025, President Trump signed into law the One Big Beautiful Bill Act (“OBBBA”). The OBBBA amends key provisions of the tax code, including modifications to bonus depreciation, domestic research cost expensing, and the business interest expense limitation. ASC 740, Income Taxes, requires the effects of changes in tax rates and laws on deferred tax balances to be recognized in the period in which the legislation is enacted. Consequently, the Company is still evaluating all deferred tax balances under the newly enacted tax law and any other changes required to its financial statements as a result of the OBBBA, which will be reflected on the Company's Quarterly Report on Form 10-Q for the three and nine months ending September 30, 2025.
In July 2025, the Company entered into an additional Delayed Draw Term Loan 3.0 Facility (as amended, the “DDTL 3.0 Facility”), which provided for a delayed draw term loan facility of up to $2.6 billion. The Company intends to use borrowings under the DDTL 3.0 Facility to fund the purchase and maintenance of certain equipment, hardware, infrastructure and other systems to be utilized by the Company in order to provide a strategic customer with certain services ordered by such strategic customer. The Company will pay interest at a rate per annum equal to daily compounded SOFR plus an applicable margin of 4.00%. The Company is required to pay an undrawn fee of 0.50% per annum on the average daily undrawn portion of the DDTL 3.0 Facility. The Company will commence repayments of the DDTL 3.0 Facility on the first monthly payment date on or after April 1, 2026. Any remaining unpaid principal is due on the term maturity date of August 21, 2030. The Company's DDTL 3.0 Facility requires the Company to maintain certain restricted cash balances based on a yearly schedule.
In July 2025, the Company closed a private placement of $1.8 billion aggregate principal amount of 9.00% senior notes due 2031 (the “2031 Senior Notes”). The Company intends to use the proceeds for general corporate purposes. The 2031 Senior Notes and related guarantees were offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons pursuant to Regulation S under the Securities Act.
In July 2025, the Company entered into additional financing agreements with an OEM. The financing agreements have an aggregate notional balance of $172 million. The financing arrangements have terms of three years. The Company granted a security interest for the financed equipment.
In August 2025, the Company entered into additional lease agreements, primarily for data centers and storage facilities, that have not yet commenced. The aggregate amount of estimated future undiscounted lease payments associated with such leases is $11.9 billion. These leases are expected to commence between 2025 and 2027 with estimated lease terms of ten years to 16 years.

17. Subsequent Events
The Company has evaluated subsequent events through March 3, 2025, the date the consolidated financial statements were issued, and with respect to the stock split, described in Note 1, through March 19, 2025.
In January 2025, the Company drew $50 million on the Revolving Credit Facility.
In January 2025, the Company entered into various additional financing agreements with an OEM. The financing agreements have an aggregate notional balance of $160 million. Related to the financing agreements, the Company granted a security interest for the financed equipment. The financing arrangements have a term of two years.
In February 2025, the Company borrowed an additional $473 million under the DDTL 2.0 Facility, bringing the total borrowings on the DDTL 2.0 Facility to $4.3 billion. Refer to Note 10—Debt for additional information.
In February and March 2025, the Company entered into new agreements to lease additional space. The Company expects to make approximately $3.4 billion of additional rent payments over the next 15 years related to the leases.
In February 2025, the Company modified multiple lease agreements with a single landlord. The modifications changed the contracted power capacity, term, and contractual payments, and terminated the related escrow agreements. As a result of the modification, the Company will receive an additional 70 MW of contracted power capacity. The Company received a refund of $304 million of unused escrow funds previously included within other non-current assets, and expects to make approximately $1.7 billion of additional rent payments over the 13 year term of these leases.
In February 2025, the Company entered into a definitive agreement to acquire Weights and Biases, Inc., an AI developer platform. The purchase price is anticipated to be payable primarily in approximately 20,400,000 shares of the Company’s Class A common stock. Given the timing of the acquisition, it is not practicable to disclose information regarding the final purchase price, purchase price allocation, or other related disclosure at this time.